Exhibit 99.11.1

INDEX TO UNAUDITED PRO-FORMA
CONSOLIDATED FINANCIAL STATEMENTS

Page
Introduction to Unaudited Pro-Forma Consolidated Financial Statements	1 - 2

Unaudited Pro-Forma Consolidated Balance Sheet
as of December 31, 2011	3 – 4

Unaudited Pro-Forma Consolidated Statement of Operations
for the Nine Months Ended December 31, 2011	5 - 6

Unaudited Pro-Forma Consolidated Statement of Operations
for the Year Ended March 31, 2011	7

INTRODUCTION TO UNAUDITED PRO-FORMA

CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro-forma consolidated financial statements give effect to (i) the sale of 2,938,492 shares of common stock of Studio II Brands, INC. (the “Company” or “Studio II”) for $191,002, (ii) the acquisition (“Acquisition”) of Sino Wish Limited (“SWL”) by Hippo Lace Limited (“HLL”), the subsidiary of the Company.

The following unaudited pro-forma consolidated financial statements and accompanying notes should be read in conjunction with:

-	audited financial statements of SWL for the year ended March 31, 2011 (Exhibit 99.1);

- unaudited financial statements of SWL for the nine months ended December 11, 2011 (Exhibit 99.2)

The Stock Purchase Transaction

Closing of the stock purchase transaction under the terms of the Stock Purchase Agreement (“Purchase Agreement”) described in Item 1.1 was completed on March 29, 2012.  As a result of closing of the stock purchase transaction, the Company’s subsidiary HLL acquired SWL, which became wholly-owned subsidiary of HLL.

The terms of the Purchase Agreement were determined through arms length negotiations between the HLL and SWL.  Execution of the Purchase Agreement and closing of the share exchange transaction were approved on behalf of the Company by its board of directors, and on behalf of SWL by its board of directors and by its sole shareholder.

As a result of closing under the Purchase Agreement, the Company has a total of 14,838,018 shares of its common stock issued and outstanding, of which 9,608,176 shares, or approximately 64.75%, are owned by previously existing shareholders of the Company, with 2,291,100 shares, or approximately 15.44%, are owned by person who were previously shareholder of HLL, and the balance of 2,938,492 shares, or approximately 19.8%, are owned by person who were previously shareholder of SWL.

The Company’s subsidiary HLL acquired a 100% interest in SWL on March 29, 2012 and acquired control of and consolidates SWL as of March 29, 2012 in accordance with ASC 810.  The pro-forma statements of operations set forth below for the nine months ended December 31, 2011 and for the year ended March 31, 2011 incorporate information from the unaudited financial statements of SWL for the nine months ended December 31, 2011 and from its audited financial statements for the year ended March 31, 2011, as well as from the unaudited consolidated financial statements of Studio II.

In conjunction with the Acquisition, the Company issued 2,938,492 shares of its Common Stock to Ms. Vivian Choi, the sole stockholder of SWL as consideration to acquire all of the issued and outstanding shares of HLL valued at $191,002 or approximately $0.065 per share.  The following unaudited pro-forma consolidated financial statements have been prepared to reflect the above-mentioned transactions.

The pro-forma balance sheet assumes the Acquisition and stock purchase (together the “Transactions”) took place on December 31, 2011.  The pro-forma statements of operations assume the Transactions took place on the first day of each of the periods presented.

We are providing this information to aid you in your analysis of the financial aspects of the Transactions. The unaudited pro-forma information is not necessarily indicative of the financial position or results of operations that may have actually occurred had the Transactions taken place on the dates noted, or the future financial position or operating results of the combined company.

The unaudited pro-forma combined financial information is not necessarily indicative of the operation results that would have actually been achieved if the Transactions had been consummated as of the beginning of the period indicated, nor is it necessarily indicative of the future operating results of the combined business.

UNAUDITED PRO-FORMA CONSOLIDATED FINANCIAL STATEMENTS ADJUSTMENTS

The following adjustments are used to derive the pro-forma financial statements presented below:

(1)

To record the issuance of 2,938,492 shares of Studio II Common Stock to SWL stockholders upon consummation of the Acquisition valued at $191,002;

(2)

To eliminate the intercompany transactions and balance, accumulated loss, and establish purchase price allocation of SWL in connection with the Acquisition.

Total purchase price

$  191,002

Fair value of net liabilities acquired

    55,508

Residual goodwill

$  246,510

STUDIO II BRANDS, INC.
UNAUDITED PRO-FORMA CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2011

	Consolidated		Pro-forma adjustment		Pro-forma
	Studio II	Sino Wish	(1)	(2)	Consolidated

ASSETS
CURRENTS ASSETS
Cash	$ 18,946	$ 8,227			$ 27,173
Due from related party	44,281	-			44,281
Accounts receivable	26,478	-		(26,478)	-
Inventories	3,377	11,436			14,813
Total current assets	93,082	19,663			86,267

Property and equipment, net	87,831	42,272			130,103
Security deposits	41,666	63,750			105,416
Goodwill	55,484	-		246,510	301,994
Investment in a subsidiary	-	-	191,002	(191,002)	-

TOTAL ASSETS	$ 278,063	$ 125,685			$ 623,780

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses	$ 55,959	$ 79,811		(26,478)	$ 109,292
Income tax payable	5,051	-			5,051
TOTAL CURRENT LIABILITIES	61,010	79,811			114,343
Stockholder’s loan	-	101,382			101,382
Payable to Stockholder	164,448	-			164,448

TOTAL LIABILITIES	225,458	181,193			380,173

STOCKHOLDERS' EQUITY
Common stock, 100,000,000 shares authorized; Par value $0.001; 14,838,018 share issued and outstanding	11,900	1	2,938	(1)	14,838
Additional paid in capital	258,871	-	188,064		446,935
Accumulated loss	(218,166)	(55,509)		55,509	(218,166)
TOTAL STOCKHOLDERS' EQUITY	52,605	(55,508)			243,607

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 278,063	$ 125,685			$ 623,780

STUDIO II BRANDS, INC.
UNAUDITED PRO-FORMA CONSOLIDATED
STATEMENTS OF OPERATIONS
FOR THE NINE MONTHS ENDED DECEMBER 31, 2011

			Pro-forma adjustment		Pro-forma
	Studio II	Sino Wish	(1)	(2)	Consolidated

Revenue	$ 314,461	$ 358,126		(10,272)	$ 662,315

Cost of goods sold (exclusive of depreciation)	(84,578)	(107,944)			(192,522)

Gross profit	229,883	250,182			469,793

Operating expenses	(240,630)	(236,971)		10,272	(467,329)

OPERATING (LOSS)/INCOME BEFORE INCOME TAXES
	(10,747)	13,211			2,464

OTHER INCOME/(EXPENSES)
Other income	2,671	2,718		(2,656)	2,733
Other expenses	(1,372)	(2,656)		2,656	(1,372)
TOTAL OTHER INCOME, NET	1,299	62			1,361

(LOSS)/INCOME BEFORE INCOME TAXES	(9,448)	13,273			3,825

INCOME TAXES EXPENSES	(1,291)	-			(1,291)
NET (LOSS)/INCOME FROM CONTINUING OPERATIONS	(10,739)	13,273			2,534
Discontinued operation, net of taxes	897	-			897
NET (LOSS)/INCOME	$ (9,842)	$ 13,273			$ 3,431

Net (loss)/income per common share
Basic and fully diluted income/(loss) from continuing operations	$ -	$ 13,273	$ -
Basic and fully diluted income/(loss) from discontinued operations	$ -	$ -	$ -
Basic and fully diluted total income/(loss)	$ -	$ 13,273	$ -
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING	11,899,276	1	14,838,018

STUDIO II BRANDS, INC.
UNAUDITED PRO-FORMA CONSOLIDATED
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2011
			Pro-forma adjustment		Pro-forma
	Studio II	Sino Wish	(1)	(2)	Consolidated

Revenue	$ 364,281	$ 373,735		(10,272)	$ 727,744

Cost of goods sold (exclusive of depreciation)	(108,272)	(113,305)			(221,577)
Gross profit	256,009	260,430			506,167

OPERATING EXPENSES	(319,193)	(316,754)		10,272	(625,675)

OPERATING LOSS	(63,184)	(56,324)			(119,508)

OTHER INCOME/(EXPENSES)
Other income	4,777	4,059			8,836
Other expenses	(1,168)	-			(1,168)
TOTAL OTHER INCOME, NET	3,609	4,059			7,668
LOSS BEFORE INCOME TAXES	(59,575)	(52,265)			(111,840)

INCOME TAXES EXPENSES	(3,584)	-			(3,584)
NET LOSS	$ (63,159)	$ (52,265)			$ (115,424)

Net Loss Per
Common Share Basic and fully diluted	$ (0.005)	$ (52,265)			$ (0.01)

WEIGHTED AVERAGE SHARE OUTSTANDING	11,899,276	1			11,899,276